JENSEN QUALITY VALUE FUND Trading Symbol: Class J Shares JNVSX Class I Shares JNVIX Summary Prospectus September 30, 2015
www.jenseninvestment.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at https://www.jenseninvestment.com/jmf/forms-and-literature/.  You may also obtain this information at no cost by calling 800-992-4144 or by sending an email request to funds@jenseninvestment.com.  The Fund’s prospectus and statement of additional information, both dated September 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The objective of the Jensen Quality Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I
Management Fees	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Shareholder Servicing Fee	None	0.10%
Other Expenses1	0.65%	0.57%
Total Annual Fund Operating Expenses	1.65%	1.42%
Fee Waiver/Expense Reimbursements	-0.40%	-0.32%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements2	1.25%	1.10%
1.	Other Expenses include custodian, transfer agency and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses.
2.
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses exclusive of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, and extraordinary expenses), do not exceed 1.25% and 1.10% of the Fund’s average net assets attributable to Class J shares and Class I shares, respectively, through September 30, 2016.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitation on the Fund’s expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through September 30, 2016. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$127	$481	$859	$1,921
Class I	$112	$418	$746	$1,674

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  For the year ended May 31, 2015, the Fund’s portfolio turnover rate was 119.76% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, the Fund invests in equity securities of companies that satisfy the investment criteria described below.  These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity.  In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser (which for example, may include companies with negative equity resulting from debt-financing of large share repurchases).  Equity securities in which the Fund may invest as a principal strategy consist primarily of common stocks of U.S. companies.  The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund's investable universe.

The Fund’s investment strategy is based on applying quantitative factors to this select universe of companies that are rooted in fundamentally-based investment principles.  Underpinnings of the Adviser’s investment philosophy are embedded in academic research, the Adviser’s history as an investor, and extensive back-testing of the investment universe.  The qualifying universe and the factors derived from the back-testing focus upon the long-term, past results of the companies and the expected long-term future results of their stocks.  Several fundamental business factors are employed with the primary factor emphasizing the valuation of a company’s stock.

The Fund will sell an investment when the Adviser’s quarterly screening and ranking of all qualifying companies indicates that the company has dropped from the top third of the Fund’s investment universe.  A company will also be sold if its fundamentals deteriorate, lowering its return on equity below 15%.

The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.  The Adviser may from time to time engage in active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in this Fund are:

+	Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

+	Management Risk
The quantitative process used by the Adviser to select securities for the Fund’s investment portfolio may not prove effective in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

+	Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of at least 15% per year for each of the prior 10 years.  Because of the relatively limited number of companies that have achieved this strong level of consistent, long term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

+	Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

+	Small-and Mid-Cap Company Risk
The securities of small-cap and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

+	Portfolio Turnover Risk
The Fund may trade actively and therefore experience a portfolio turnover rate of over 100%.  High portfolio turnover is likely to lead to increased Fund expenses, including brokerage commissions and other transaction costs.  A high portfolio turnover rate may also result in more capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.  High portfolio turnover, as a result, may lead to lower after-tax investment returns.

Prospectus	Jensen Quality Value Fund	2

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance information, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.jenseninvestment.com, or by calling the Fund toll-free at 800-992-4144.

Jensen Quality Value Fund - Class J Shares1
ANNUAL Total Return as of December 31, 2014

1	The returns in the bar chart are for the Class J shares. The performance of Class I shares will differ due to differences in expenses.
The Fund’s calendar year-to-date return for Class J shares as of June 30, 2015 was -0.54%.  During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.40% for the quarter ended March 31, 2013, and the lowest quarterly return was -13.99% for the quarter ended September 30, 2011.

Average Annual Total Returns For the Periods Ended December 31, 2014	One Year	Since Inception 3/31/2010
Class J Shares
Return Before Taxes	9.54%	13.00%
Return After Taxes on Distributions	5.89%	11.25%
Return After Taxes on Distributions and Sale of Fund Shares	7.63%	10.09%
Class I Shares
Return Before Taxes	9.64%	13.18%
Russell 3000® Value Total Return Index (reflects no deductions for fees, expenses, or taxes)	12.70%	14.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown for the Class J shares only and after-tax returns for the Class I shares will vary.

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Prospectus	Jensen Quality Value Fund	3

Management
Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment committee, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Robert F. Zagunis	Since 2010	Chairman and Managing Director
Eric H. Schoenstein	Since 2010	Vice President and Managing Director
Robert D. McIver	Since 2010	President and Managing Director
Kurt M. Havnaer	Since 2010	Portfolio Manager
Allen T. Bond	Since 2011	Portfolio Manager
Kevin J. Walkush	Since 2011	Portfolio Manager
Adam D. Calamar	Since 2013	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Jensen Quality Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 800-992-4144, on any day the New York Stock Exchange (“NYSE”) is open for trading, or by wire.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in Class J shares of the Fund is $2,500 and Class I shares of the Fund is $1,000,000.  Subsequent investments in Class J and Class I shares may be made with a minimum investment amount of $100.

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser.  Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information..

Prospectus	Jensen Quality Value Fund	4